Exhibit 10.9

Execution Version

REGISTRATION RIGHTS AGREEMENT

BETWEEN

SAFEHOLD INC.

AND

MSD VAULT INVESTMENTS, LLC, AND

MSD EIV PRIVATE VAULT, LLC

Dated as of

March 31, 2023

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as the same may be amended, modified or supplemented from time to time, this “Agreement”), dated as of March 31, 2023, is made and entered into by and between Safehold Inc., a Maryland corporation (the “Company”), MSD Vault Investments, LLC, a Delaware limited liability company (“Vault”), and MSD EIV Private Vault, LLC, a Delaware limited liability company (“EIV Private” and collectively with Vault, the “Holder”), and shall become effective at the Effective Time, as defined herein.

WHEREAS, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 10, 2022, by and between the iStar Inc. (“iStar”) and Safehold Inc. (“Old Safe”), (i) Old Safe merged with and into iStar (the “Merger”) with iStar surviving the Merger and changing its name to “Safehold Inc.,” which is the “Company” under this Agreement and (ii) each share of Safe Common Stock will be exchanged for a number of shares of Common Stock equal to the Exchange Ratio (as defined in the Merger Agreement);

WHEREAS, as of the Effective Time, the Holder will receive 5,405,406 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company in the Merger (such shares received, the “Owned Shares”);

WHEREAS, the Company desires to enter into this Agreement with the Holder in order to grant the Holder the registration rights contained herein from and after the closing of the Merger.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

ARTICLE 1
DEFINED TERMS

Section 1.1. Defined Terms. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Automatic Shelf Registration Statement” means an “Automatic Shelf Registration Statement,” as defined in Rule 405 under the Securities Act.

“Block Trade” means any non-marketed underwritten offering taking the form of a block trade to a financial institution, “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or institutional “accredited” investor (as defined in Rule 501(a) of Regulation D under the Securities Act), bought deal, over-night deal or similar transaction through a broker, sales agent or distribution agent, whether as agent or principal, that does not include “road show” presentations to potential investors requiring substantial marketing effort from management over multiple days, the issuance of a “comfort letter” by the Company’s auditors, or the issuance of a legal opinion by the Company’s legal counsel.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Commission” means the U.S. Securities and Exchange Commission.

“Effective Time” means the effective time of the Merger.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

“Opt-Out Notice” means a notice delivered by Holder to the Company instructing the Company not to deliver any notices with respect to any Piggyback Registration, which notice shall be effective for the term specified therein.

“Person” means any individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization or other governmental or legal entity.

“Prospectus” means any prospectus or prospectuses included in, or relating to, any Registration Statement (including without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Shares” with respect to the Holder, means at any time (i) any Common Stock beneficially owned by the Holder and (ii) any Common Stock issued or issuable with respect to any securities described in clause (i) above by way of a share distribution or share split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, Holder shall be deemed to be a holder of Registrable Securities whenever Holder has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); provided, however, that Registrable Shares shall cease to be Registrable Shares with respect to the Holder upon the earliest to occur of (A) when such Registrable Shares shall have been disposed of pursuant to an effective Registration Statement under the Securities Act or pursuant to Rule 144 under the Securities Act, (B) when all of the Holder’s Registrable Shares may be sold without restriction or pursuant to Rule 144(b) under the Securities Act and such Holder, together with its Affiliates, owns less than 5% of the outstanding shares of Common Stock, or (C) when the Holder’s Registrable Shares shall have ceased to be outstanding.

“Registration Expenses” means any and all fees and expenses incident to the performance of or compliance with this Agreement, which shall be borne and paid by the Company as provided below, whether or not any Registration Statement is filed or becomes effective, including, without limitation: (i) all registration, qualification and filing fees (including fees and expenses with respect to (A) filings required to be made with the Commission and the U.S. Financial Industry Regulatory Authority and (B) compliance with securities or “blue sky” laws), (ii) typesetting and printing expenses, (iii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (iv) the fees and expenses incurred in connection with the listing of the Registrable Shares, (v) the fees and disbursements of legal counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, and any transfer agent and registrar fees and (vi) the reasonable fees and expenses of any special experts retained by the Company; provided, however, that “Registration Expenses” shall not include, and the Company shall not have any obligation to pay, any underwriting fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by the Holder, or any legal fees and expenses of counsel to the Holder and any underwriter engaged by the Holder or any other expenses incurred in connection with the performance by the Holder of its obligations under the terms of this Agreement.

“Registration Statement” means any registration statement of the Company filed with the Commission under the Securities Act which permits the public offering of any of the Registrable Shares pursuant to the provisions of this Agreement, including any Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Stockholder’s Agreement” means that certain Stockholder’s Agreement, dated as of the date of this Agreement, by and among Holder, the Company and iStar.

“Top Up Shares” shall have the meaning given to such term in the Stockholder’s Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time (or any corresponding provision of succeeding law), and the rules and regulations thereunder.

Table of Defined Terms. Terms that are not defined in Section 1.1 have the respective meanings set forth in the following Sections:

Defined Term	Section No.
Agreement	Preamble
Common Stock	Recitals
Company	Preamble
Controlling Person	Section 4.1
Demand Registration	Section 2.1(a)(i)
Demand Request	Section 2.1(a)(i)
End of Suspension Notice	Section 3.1(b)
EIV Private	Preamble
Holder	Preamble
iStar	Recitals
Liabilities	Section 4.1(a)
Maximum Number of Securities	Section 2.1(b)
Merger	Recitals
Merger Agreement	Recitals
Offering Blackout Period	Section 3.1
Owned Shares	Recitals
Piggyback Registration	Section 2.1(a)
Required Filing Date	Section 2.1(a)(ii)
Suspension Event	Section 3.1(b)
Suspension Notice	Section 3.1(b)
Suspension Period	Section 3.1(b)
Vault	Preamble

ARTICLE 2
REGISTRATION RIGHTS

Section 2.1. Shelf Registration. The Company shall file or cause to be filed on or before the seven months anniversary of the date of this Agreement with the Commission a Registration Statement on an appropriate form (which shall be, if the Company is then eligible, an Automatic Shelf Registration Statement) providing for the registration of, and the sale by the Holder of, all of the Registrable Shares held by the Holder at the time of such filing on a continuous or delayed basis by the Holder, from time to time in accordance with the methods of distribution elected by the Holder, pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission; provided, however, that the Holder acknowledges and agrees that, pursuant to Section 3.1 of the Stockholder’s Agreement, it is subject to certain restrictions on transfer of the Registrable Shares. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. To the extent that the Company has an effective shelf registration statement on file and it is effective with the Commission at the time the Company is going to file a Registration Statement hereunder, the Company may (but will not be required to) instead file a prospectus or post-effective amendment, as applicable, to include in such shelf registration statement the Registrable Shares to be registered pursuant to this Agreement (in such a case, such prospectus or post-effective amendment together with the previously filed shelf registration statement will be considered the Registration Statement).

Section 2.2. Effectiveness. The Company shall use its reasonable best efforts to keep each Registration Statement continuously effective (or in the event a Registration Statement expires pursuant to Rule 415(a)(5) under the Securities Act, file a replacement Registration Statement and keep such replacement Registration Statement effective) for the period beginning on the date on which the Registration Statement is declared or becomes effective and ending on the date that all Registrable Shares registered thereunder have been disposed of or withdrawn.

Section 2.3. Notification and Distribution of Materials. The Company shall notify the Holder of the effectiveness of any Registration Statement applicable to the Registrable Shares and shall furnish to the Holder such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in such Registration Statement or such other documents as the Holder may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in such Registration Statement.

Section 2.4. Amendments and Supplements. During the period that a Registration Statement is effective, the Company shall prepare and file with the Commission from time to time such amendments and supplements to such Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or a successor Registration Statement filed with respect to such Registrable Shares) effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered thereby. The Company shall file, as promptly as practicable (in any event, within twenty (20) Business Days), any supplement or post-effective amendment to a Registration Statement to add Registrable Shares to any shelf Registration Statement as a result of the issuance of Top Up Shares pursuant to the Stockholder’s Agreement, or as is otherwise reasonably necessary to permit the sale of the Holder’s Registrable Shares pursuant to such Registration Statement. The Company shall furnish to and afford the Holder a reasonable opportunity to review and comment on all amendments and supplements proposed to be filed to a Registration Statement (in each case at least two (2) Business Days prior to such filing). The Company shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing. The Holder agrees to deliver such notices, questionnaires and other information as the Company may reasonably request in writing, if any, to the Company within fifteen (15) Business Days after such request.

Section 2.5. Underwritten Offerings.

(a) The Holder may request, by written notice to the Company, that the Company cooperate with the Holder in any underwritten offering of Registrable Shares initiated by the Holder under a Registration Statement. The Company agrees to reasonably cooperate with any such request for an underwritten offering and to take all such other reasonable actions in connection therewith, including entering into such agreements (including an underwriting agreement in form, scope and substance as is customary for similar underwritten offerings) and taking all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of Registrable Shares included in such underwritten offering, including (i) making such representations and warranties to the underwriters with respect to the business of the Company and the Registration Statement and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings by selling stockholders; (ii) obtaining customary opinions and negative assurance letters of counsel to the Company; and (iii) obtaining customary “cold comfort” letters and updates thereof from the independent registered public accountants of the Company (to the extent permitted by applicable accounting rules and guidelines); and (iv) filing any supplements to the Registration Statement and Prospectus as may be necessary in order to enable the Registrable Shares to be distributed in the underwritten offering.

(b) If the Holder desires to engage in a Block Trade or bought deal pursuant to a shelf Registration Statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing shelf Registration Statement), then notwithstanding the time periods set forth in Section 2.4, the Holder may notify the Company of the Block Trade not less than two (2) Business Days prior to the day such offering is first anticipated to commence. If requested by the Holder, the Company will use its reasonable best efforts to facilitate such Block Trade or bought deal (which may close as early as two (2) Business Days after the date it commences).

Section 2.6. Piggyback Registration.

(a) Piggyback Rights. From and after the closing date of the Merger, unless Holder has delivered to the Company an Opt-Out Notice (and only for so long as such Opt-Out Notice is effective pursuant to the terms set forth therein), if the Company proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of common equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into common equity securities of the Company, for its own account (but not for the account of other stockholders of the Company), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan or (v) for a Block Trade, then the Company shall give written notice of such proposed offering to the Holder not less than three (3) Business Days before the anticipated filing date of such Registration Statement or, in the case of an underwritten offering pursuant to a shelf Registration Statement, the launch date of such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any and if known, in such offering, and (B) offer to the Holder the opportunity to include in such registered offering such number of Registrable Shares as the Holder may request in writing within three (3) Business Days after receipt of such written notice (such registered offering, a “Piggyback Registration”). The Company shall cause such Registrable Shares to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Shares requested by the Holder pursuant to this Section 2.6(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof. The inclusion of the Holder’s Registrable Shares in a Piggyback Registration shall be subject to the Holder’s agreement to abide by the terms of Section 3.2 below.

(b) Reduction of Piggyback Registration. If the managing underwriter or underwriters in an underwritten offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holder, in each case, participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other equity securities that the Company desires to sell, taken together with (i) the Common Stock or other equity securities, if any, as to which registration or a registered offering has been demanded pursuant to separate written contractual arrangements with Persons other than the Holder hereunder and (ii) the Registrable Shares, if any, as to which registration has been requested pursuant to this Section 2.6, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the underwritten offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in any such registration (A) first, the Common Stock or other equity securities that the Company desires to sell and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Common Stock or other equity securities, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights of stockholders of the Company, including the Registrable Shares of the Holder exercising its rights to register its Registrable Shares pursuant to Section 2.6(a) (pro rata based on the number of securities then owned by such holders), which can be sold without exceeding the Maximum Number of Securities.

(c) Piggyback Registration Withdrawal. The Holder shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of the Holder’s intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a shelf Registration Statement, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by Persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include shelf registration statement) at any time prior to the effectiveness of such Registration Statement.

Section 2.7. New York Stock Exchange. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Registrable Shares registered under any Registration Statement to be then listed or quoted on the New York Stock Exchange or such other primary exchange or quotation system on which the Common Stock is then listed or quoted.

Section 2.8. Notice of Certain Events.

(a) The Company shall promptly notify the Holder in writing of the filing of any Registration Statement or Prospectus, amendment or supplement related thereto or any post- effective amendment to a Registration Statement and the effectiveness of any post-effective amendment; provided, however, that this Section 2.8(a) shall not apply to (i) an amendment or supplement relating solely to securities other than the Registrable Shares, and (ii) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or Prospectus.

(b) At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act by the Holder to a transferee, the Company shall immediately notify the Holder of the happening of any event as a result of which the Company believes the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and, if applicable, furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. The Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth above, the Holder will forthwith discontinue disposition of Registrable Shares pursuant to any Registration Statement covering such Registrable Shares until the Holder’s receipt of written notice from the Company that the use of the Registration Statement may be resumed. The Holder also agrees that it will treat as confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement, or as required by law, regulation, governmental order or subpoena.

Section 2.9. In-Kind Distributions. If the Holder seeks to effectuate an in-kind distribution of all of part of the Registrable Shares to its direct or indirect equityholders, the Company will work with the Holder to facilitate such in-kind distribution in the manner reasonably requested and consistent with the Company’s obligations under the Securities Act.

ARTICLE 3
SALES RESTRICTIONS

Section 3.1. Suspension of Registration Requirements.

(a) The Company shall promptly notify the Holder in writing of the issuance by the Commission or any state instrumentality of any stop order suspending the effectiveness of a Registration Statement with respect to the Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as practicable after the issuance thereof.

(b) Notwithstanding anything to the contrary set forth in this Agreement, the Company may postpone the filing or the effectiveness of a Registration Statement or suspend the use of a prospectus that is part of a shelf Registration Statement (and therefore suspend sales of the Registrable Shares off the shelf Registration Statement) as the Company may reasonably determine necessary and advisable (but in no event more than two times in any rolling 12-month period commencing on the date of this Agreement or more than 60 consecutive days (the “Suspension Period”)) in the event of pending negotiations relating to, or consummation of, a material transaction or the occurrence of a material event that, in the Company’s reasonable determination, (i) would require additional disclosure of material non-public information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality, and the premature disclosure of which would adversely affect the Company, or (ii) render the Company unable to comply with Commission requirements (any such circumstances being hereinafter referred to as a “Suspension Event”). In case of a Suspension Event, the Company will give a notice to the Holder (a “Suspension Notice”) to suspend sales of the Registrable Shares and such notice must state generally the basis for the notice and that such suspension will continue only for so long as the Suspension Event or its effect is continuing. The Holder agrees not to effect any sales of its Registrable Shares pursuant to the Registration Statement (or related filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or related filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice will be given by the Company to the Holder promptly following the conclusion of any Suspension Event (and in any event during the permitted Suspension Period). The Holder agrees that it will treat as confidential the receipt of any Suspension Notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company until the End of Suspension Notice.

Section 3.2. Restriction on Sales.

(a) The Holder agrees that, following the effectiveness of any Registration Statement relating to its Registrable Shares, the Holder will not effect any dispositions of any of its Registrable Shares pursuant to such Registration Statement or any filings under any state securities laws at any time after the Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law, regulation, governmental order or subpoena. The Holder may recommence effecting dispositions of the Registrable Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

(b) The Holder further agrees, if requested by the managing underwriter or underwriters in an underwritten offering, not to effect any disposition of any of the Registrable Shares during the period (the “Offering Blackout Period”) beginning upon receipt by the Holder of written notice from the Company, but in any event no earlier than the fifteenth (15th) day preceding the anticipated date of pricing of such underwritten offering, and ending no later than ninety (90) days after the closing date of such underwritten offering, and in no event for any longer period of time than is applicable to the Company’s directors and officers in connection with such underwritten offering; provided, however, that the Holder shall not be required to observe or comply with the Offering Blackout Period if the Holder is not disposing of any of its Registrable Share in such underwritten offering; provided, further, that such lockup shall not prohibit the Holder from pledging its Registrable Shares pursuant to a bona fide margin loan or prevent the lender from exercising foreclosure remedies pursuant to such loan. Such Offering Blackout Period notice shall be in writing in a form reasonably satisfactory to the Company and the managing underwriter or underwriters. The Holder will maintain the confidentiality of any information included in such notice delivered by the Company unless otherwise required by law, regulation, governmental order or subpoena.

(c) The Holder confirms its agreements to the restrictions on sales of Registrable Shares set forth in Section 3.1 of the Stockholder’s Agreement.

ARTICLE 4
INDEMNIFICATION

Section 4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder, and the officers, directors, direct or indirect owners, members, managers, partners, affiliates, accountants, attorneys, trustees, employees, representatives and agents of the Holder, and each Person (a “Controlling Person”), if any, who controls (within the meaning of Section 15(a) of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing Persons, as follows (to the fullest extent permitted by applicable law):

(a) from and against any and all costs, losses, liabilities, obligations, claims, damages, judgments, fines, penalties, awards, actions, other liabilities and expenses whatsoever (the “Liabilities”), as incurred by any of them, arising out of or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Shares were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) from and against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4.4 below) any such settlement is effected with the prior written consent of the Company; and

(c) from and against any and all legal or other expenses whatsoever, as incurred (including the reasonable fees and disbursements of one counsel chosen by any indemnified party) in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above; provided, however, that this indemnity agreement shall not apply to any Liabilities to the Holder or its Controlling Persons to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

Section 4.2. Indemnification by the Holder. The Holder agrees to indemnify and hold harmless the Company, and the officers, directors, stockholders, members, partners, managers, employees, trustees, executors, representatives and agents of the Company, and each of their respective Controlling Persons, to the fullest extent permitted by applicable law, from and against any and all Liabilities described in the indemnity contained in Section 4.1 hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to the Holder furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto); provided, however, that the Holder shall not be liable for any claims hereunder in excess of the amount of net proceeds (after deducting underwriters’ discounts and commissions) received by the Holder from the sale of Registrable Shares pursuant to such Registration Statement, and provided further, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such Liabilities if such settlement is effected without the prior written consent of the Holder to the extent such consent is required under Section 4.3.

Section 4.3. Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder unless the indemnifying party is actually materially prejudiced as a result thereof, and in such case, only to the extent of such prejudice, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate therein at its own expense and, to the extent that it shall wish, assume the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the indemnifying party’s rights in the immediately preceding sentence, the indemnified party shall have the right to employ its own counsel (in addition to any local counsel), and the indemnifying party shall bear the reasonable fees, costs, and expenses of such separate counsel if (a) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (b) actual or potential defendants in, or targets of, any such proceeding include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be a legal defense available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (c) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after notice of the institution of such proceeding; or (d) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Article 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 4.4. Indemnification Payments. If at any time an indemnified party shall have requested an indemnifying party consent to any settlement of the nature contemplated by Section 4.1(b), such indemnifying party agrees that it shall be liable for such settlement, including any such related fees and expenses of counsel, effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have responded to such indemnified party in accordance with such request prior to the date of such settlement.

Section 4.5. Contribution.

(a) If the indemnification provided for in this Article 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the applicable Holder on the other hand in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations.

(b) The relative fault of the Company on the one hand and the Holder on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(c) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Article 4. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Article 4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

(d) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE 5
TERMINATION; SURVIVAL

Section 5.1. Termination; Survival. The rights of the Holder under this Agreement shall terminate upon the date that the Holder ceases to hold Registrable Shares. Notwithstanding the foregoing, the rights and obligations of the parties under Article 4 and Article 6 of this Agreement shall remain in full force and effect following any termination of this Agreement after the closing of the Merger.

ARTICLE 6
MISCELLANEOUS

Section 6.1. Covenants Relating to Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of the Holder of Registrable Shares (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as the Holder of Registrable Shares may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable the Holder to sell its Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of the Holder of Registrable Shares, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements and of the Securities Act and the Exchange Act, a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 6.1, as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such Registrable Shares without registration.

Section 6.2. No Conflicting Agreements. The Company hereby represents and warrants that the Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which conflicts with the rights granted to the Holder of Registrable Shares pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The Company hereby represents and warrants that the rights granted to the Holder hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

Section 6.3. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings under any state securities laws filed pursuant to this Agreement, any number of unissued, treasury or other Common Stock of or owned by the Company and any of its subsidiaries or any Common Stock or other securities of the Company owned by any other security holder or security holders of the Company.

Section 6.4. Governing Law; Arbitration. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and shall be construed and interpreted in accordance with, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Company and the Holder hereby agree that (a) any and all litigation arising out of this Agreement shall be conducted only in state or Federal courts located in the State of New York and (b) such courts shall have the exclusive jurisdiction to hear and decide such matters. The Holder accepts, for itself and in respect of the Holder’s property, expressly and unconditionally, the nonexclusive jurisdiction of such courts and hereby waives any objection that the Holder may now or hereafter have to the laying of venue of such actions or proceedings in such courts. Insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in the manner set forth in Section 6.9 hereof or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the Holder in any such courts. Nothing contained herein shall affect the right serve process in any manner permitted by law or to commence any legal action or proceeding in any other jurisdiction. The Company and the Holder hereby (i) expressly waive any right to a trial by jury in any action or proceeding to enforce or defend any right, power or remedy under or in connection with this Agreement or arising from any relationship existing in connection with this Agreement, and (ii) agree that any such action shall be tried before a court and not before a jury.

Section 6.5. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a signature delivered by email pdf or other electronic form shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

Section 6.6. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 6.7. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 6.8. Entire Agreement; Amendments; Waiver. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their respective affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 6.9. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent via email (provided no automated notice of delivery failure is received by the sender); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company:

Safehold Inc.
1114 Avenue of the Americas, 39th Floor
New York, New York 10036
Attention: Doug Heitner, Chief Legal Officer
Email: dheitner@safehold.com

If to the Holder:

MSD Vault Investments, LLC
MSD EIV Private Vault, LLC
1 Vanderbilt Ave, 26th Floor
New York, NY 10017-5407
Attention: Marcello Liguori
Email: mliguori@msdpartners.com

Section 6.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other party hereto.

Section 6.11. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person other than as expressly set forth in Article 4 and this Section 6.11.

Section 6.12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.13. Specific Performance. The parties acknowledge and agree that in the event of a breach or threatened breach of its covenants hereunder, the harm suffered would not be compensable by monetary damages alone and, accordingly, in addition to other available legal or equitable remedies, each non-breaching party shall be entitled to apply for an injunction or specific performance with respect to such breach or threatened breach, without proof of actual damages (and without the requirement of posting a bond, undertaking or other security), and the Holder and the Company agree not to plead sufficiency of damages as a defense in such circumstances.

Section 6.14. Costs and Expenses. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement and the Company’s performance of its other obligations under the terms of this Agreement; provided, however, that the Holder shall bear all underwriting fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by the Holder, or any legal fees and expenses of counsel to the Holder and any underwriter engaged by the Holder and all other expenses incurred in connection with the performance by the Holder of its obligations under the terms of this Agreement. All other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses, whether or not any of the transactions contemplated hereby are consummated; provided, however, that in the event of any dispute with regard to this Agreement between the parties, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party and the non-prevailing party shall pay upon demand all reasonable fees and expenses of counsel for the prevailing party.

Section 6.15. Effective Time. This Agreement shall automatically become effective at the Effective Time with no further action necessary from the parties. This Agreement shall not be effective prior to the Effective Time.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SAFEHOLD INC.

By:	/s/ Marcos Alvarado
Name: Marcos Alvarado Title: President and Chief Investment Officer

MSD VAULT INVESTMENTS, LLC

By:	/s/ Marcello Liguori
Name: Marcello Liguori Title: Authorized Signatory

MSD EIV PRIVATE VAULT, LLC

By:	/s/ Marcello Liguori
Name: Marcello Liguori Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]